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                       CATELLUS DEVELOPMENT CORPORATION
                        SUBSIDIARIES AND JOINT VENTURES


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
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                                                                         Jurisdiction of Formation
                         Name of Entity                                     and Type of Entity
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
ANT II, LLC (also doing business as ANT Properties II, L.L.C.       Delaware limited liability company
and ANT II, L.L.C.)
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ANT, LLC (also doing business as ANT Properties, LLC and ANT,       Delaware limited liability company
L.L.C.)
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Bridgecourt Partners                                                  California general partnership
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Carlsbad Laurel Tree Apartments, LP                                   California limited partnership
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Catellus Commercial Group, LLC (formerly Catellus Tug, LLC)         Delaware limited liability company
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Catellus Construction Corporation                                          Delaware corporation
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Catellus Elmendorf LLC                                              Delaware limited liability company
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Catellus Fiber Optics, LLC (also doing business as Catellus         Delaware limited liability company
 Fiber Optics, L.L.C.)
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Catellus Finance 1, L.L.C.                                          Delaware limited liability company
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Catellus Fort Carson, LLC                                           Delaware limited liability company
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Catellus Management Corporation                                            Delaware corporation
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Catellus Management Corporation of Canada Ltd.                               Yukon corporation
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Catellus Mixed Use Construction, Inc. (formerly Westada                    Delaware corporation
Corporation)
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Catellus Mixed Use Group, LLC (formerly Catellus Mixed Use Land     Delaware limited liability company
Development, LLC)
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Catellus Residential Communities, Inc.                                    California corporation
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Catellus Residential Construction, Inc.                                    Delaware corporation
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Catellus Residential Design Center, Inc.                                   Delaware corporation
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CRG Financial Services, LP                                            California limited partnership
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Catellus Residential Group, Inc.                                          California corporation
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Catellus Residential Homes Corp. I                                        California corporation
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Catellus Residential Marbella, Inc.                                       California corporation
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Catellus Residential Meadowlark, LLC                                Delaware limited liability company
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Catellus Residential Ocean Ridge, Inc.                                     Delaware corporation
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Catellus Residential Ridgemoor Homes, Inc.                                California corporation
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Catellus Residential Ridgemoor, Inc.                                      California corporation
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Catellus Residential Tustin II LLC                                  Delaware limited liability company
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Catellus Residential Vista Ladera L.L.C.                            Delaware limited liability company
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Catellus Residential Westchester, L.L.C.                            Delaware limited liability company
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Catellus RVL, Inc.                                                         Delaware corporation
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Catellus Union Station, Inc.                                               Delaware corporation
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Catellus Urban Development, LLC                                     Delaware limited liability company
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Catellus Westminster Company, LLC                                   Delaware limited liability company
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Catellus Westminster II, LLC                                        Delaware limited liability company
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Cato REIT, Co. (formerly Seabridge Properties, Inc., and                   Delaware corporation
formerly Chula Vista Bayfront Investment Company)
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Collinsville Property Corporation                                          Delaware corporation
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CRG-CDI Oxnard LLC                                                  Delaware limited liability company
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Cuatro Catellus, LP                                                   California limited partnership
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Dallas International Ltd.                                                Texas limited partnership
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Desert Housing LLC                                                  Delaware limited liability company
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

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                                                                         Jurisdiction of Formation
                         Name of Entity                                     and Type of Entity
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
Design Center Services                                                California general partnership
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Desman Road Partners                                                      California partnership
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East Baybridge Partners, L.P.                                         California limited partnership
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GGF Holdings, LLC                                                   Delaware limited liability company
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GGF Property, LLC                                                   Delaware limited liability company
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Gilman Property Corporation                                                Delaware corporation
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Golden Empire Investment Corporation                                       Delaware corporation
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Harbor Drive Company                                                       Delaware corporation
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Hercules, LLC                                                      California limited liability company
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International Rivercenter                                              Louisiana limited partnership
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New Orleans International Hotel                                        Louisiana limited partnership
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New Orleans Rivercenter                                                Louisiana general partnership
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Otterr Phins, Inc.                                                          Arizona corporation
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Pacific Design Center                                                 California general partnership
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Pacific Market Investment Company                                     California general partnership
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Plato REIT, LLC                                                     Delaware limited liability company
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Ridgemoor Partners, L.P.                                              California limited partnership
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Riding/Catellus LLC                                                 Delaware limited liability company
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Riding-Catellus Golden Gate LLC                                     Delaware limited liability company
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Santa Fe Bayfront Venture (formerly JMB/Santa Fe Bayfront             California general partnership
Venture)
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Santa Fe Towers Land Company                                              California corporation
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Sequoia Pacific Realco, L.P.                                          California limited partnership
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Serrano Partners LLC                                                Delaware limited liability company
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SF Pacific Properties Inc. (also doing business as SF Pacific              Delaware corporation
Utah Properties Inc.)
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Talega Associates, LLC                                              Delaware limited liability company
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Talega Village LLC                                                 California limited liability company
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The South Portal Company                                                   Delaware corporation
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Thunderdome Co. (formerly Catellus Management Corporation of               Delaware corporation
Canada (USA))
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Torrance Investment Company                                               California partnership
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Union Station Partners                                                California limited partnership
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Union Station Venture One Corporation                                      Delaware corporation
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